UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022

VINCO VENTURES, INC.

(Exact name of registrant as specified in charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Address Not Applicable(1)	Address Not Applicable(1)
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

(1) We are a remote-friendly company, with several hubs and locations for employees to collaborate. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, stockholder communications required to be sent to our principal executive offices may be directed to the email address set forth in our proxy materials and/or identified on our investor relations website.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement

On December 19, 2022, Vinco Ventures, Inc. (the “Company” or “Buyer”) entered into a material definitive agreement to complete the purchase of the membership interests (the “Membership Interests”) in ZVV Media Partners from Zash Global Media (the “Seller”). The purchase price shall be (a) 10 shares of Buyer’s Series B Preferred Stock, par value $0.001 per share (which shall be convertible into 144 million common shares of Buyer (for which issuance will be subject to Nasdaq rules) and for which a Certificate of Designation will be filed in the State of Nevada no later than December 21, 2022, subject to approval of both Buyer and Seller and compliance with all Nasdaq and SEC compliance) (the “Purchase Equity”), and (b) the deemed satisfaction of all outstanding indebtedness and other obligations owing from Seller to Buyer or the Company, including, without limitation, pursuant to (i) the Promissory Note issued by Seller to Buyer dated February 18, 2021 in the original principal amount of $5,000,000, and (ii) the Secured Promissory Note issued by the Company to Buyer dated June 29, 2022 in the original principal amount of $56,955,167.81. The Buyer shall issue the Purchase Equity to Seller at the Closing (as defined herein) or such later time as agreed by the Parties in writing. This transaction is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.02 Unregistered Sale of Equity Securities

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2022

VINCO VENTURES, INC.

By:	/s/ Roderick Vanderbilt
Name:	Roderick Vanderbilt
Title:	Executive Chairman